UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 3, 2018
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California Resources Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9200 Oakdale Avenue, Suite 900 Los Angeles, California	91311
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 3, 2018, California Resources Corporation (the "Company") issued a press release regarding its 2018 Analyst & Investor Day (the “Analyst Day Conference”) that will be held later that day in New York, New York, for current and prospective research analysts and investors. The live presentation of the Analyst Day Conference is scheduled to begin at 8:30 a.m. EDT. During the presentation, representatives of the Company will review its investment strategy, performance, capital position and general market conditions. The Company will also provide preliminary third quarter and year-to-date 2018 financial and activity estimates.
All interested parties are invited to listen to the live webcast, which will be hosted on a webcast link located on the home page of the Investor Relations section of the Company’s website at http://www.crc.com. Please visit the website to test your connection before the webcast. The webcast link will also include a link to a slide presentation that complements the discussions being held at the Analyst Day Conference, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibits
99.1	Press release dated October 3, 2018
99.2	CRC 2018 Analyst & Investor Day

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance
DATED: October 3, 2018